UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2021

Kadmon Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37841	27-3576929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 East 29th Street New York, NY		10016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (833) 900-5366

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	KDMN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

ITEM 1.01	Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On September 7, 2021, Kadmon Holdings, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sanofi, a French société anonyme (“Sanofi”), and Latour Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Sanofi (“Merger Subsidiary”), providing for the merger of Merger Subsidiary with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Capitalized terms not otherwise defined have the meanings set forth in the Merger Agreement.

The Company’s board of directors (the “Board”) has unanimously approved the Merger and the Merger Agreement and recommended that the stockholders of the Company adopt the Merger Agreement.

At the Effective Time of the Merger:

•
each share of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) issued and outstanding as of immediately prior to the Effective Time (other than Dissenting Shares, Company Common Stock held by the Company as treasury stock or owned by Parent, Merger Subsidiary or any Subsidiary of the Company or Parent) will be cancelled and cease to exist and automatically convert into the right to receive cash in an amount equal to $9.50, without interest (the “Common Stock Merger Consideration”);

•
each share of 5% convertible preferred stock, par value $0.001 per share, of the Company (“Company Preferred Stock”) issued and outstanding as of immediately prior to the Effective Time (other than Dissenting Shares) will be cancelled and cease to exist and automatically convert into the right to receive cash in an amount equal to the greater of (i) the Stated Liquidation Preference Amount (as defined in the Company’s Certificate of Designation dated July 26, 2016) plus any dividends (whether or not earned or declared) accrued and unpaid thereon from the last Dividend Payment Date (as defined in the Certificate of Designation) through the closing date of the Merger and (ii) the amount that would be payable per share of Company Preferred Stock if such share of Company Preferred Stock had been converted to Company Common Stock immediately prior to the effective time of the Merger (the “Preferred Stock Merger Consideration”);

•
all unvested options to purchase Company Common Stock (“Company Options”) which are outstanding immediately prior to the Effective Time will fully vest and become exercisable and, to the extent not exercised prior to the Effective Time, be canceled at the Effective Time with the former holder of such canceled Company Option becoming entitled to receive an amount in cash (without interest and subject to any applicable withholding or other taxes, or other amount as required by law) equal to (1) the number of shares of Company Common Stock subject to such Company Option multiplied by (2) the excess, if any, of the Common Stock Merger Consideration over the exercise price per share of such Company Option; provided that each Company Option with an exercise price per share equal to or greater than the Common Stock Merger Consideration will be canceled without consideration;

•
all unvested stock appreciation rights granted by the Company (“Company SARs”) which are outstanding as of immediately prior to the Effective Time will fully vest and, to the extent not exercised prior to the Effective Time, be canceled at the Effective Time, with the former holder of such canceled Company SAR becoming entitled to receive an amount in cash (without interest and subject to any applicable withholding or other taxes, or other amount as required by law) equal to (A) the excess, if any, of the Common Stock Merger Consideration over the exercise price per share of such Company SAR multiplied by (B) the number of shares of Company Common Stock underlying such Company SAR; provided that each Company SAR with an exercise price per share equal to or greater than the Common Stock Merger Consideration will be canceled without consideration; and

•
all unvested equity appreciation rights granted by the Company (“Company EARs”) which are outstanding as of immediately prior to the Effective Time will fully vest and be canceled at the Effective Time, with the former holder of such canceled Company EAR becoming entitled to receive an amount in cash (without interest and subject to any applicable withholding or other taxes, or other amount as required by law) equal to (A) the excess of the Common Stock Merger Consideration over the base price per share of such Company EAR multiplied by (B) the number of shares of Common Stock underlying such Company EAR; provided that each Company EAR with a base price per share equal to or greater than the Common Stock Merger Consideration will be canceled without consideration.

Consummation of the Merger is subject to customary closing conditions, including, without limitation, the absence of certain legal impediments, the expiration or termination of the required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and approval by the holders of a majority of the voting power of the outstanding shares of Company Common Stock and Company Preferred Stock, voting on an as converted to Company Common Stock basis, entitled to vote on such matter.

The Company has made representations and warranties in the Merger Agreement and has agreed to covenants regarding the operation of the business of the Company and the Company Subsidiaries prior to the Effective Time.

The Company is also subject to customary restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to, and participate in discussions and engage in negotiations with, third parties regarding alternative acquisition proposals.  The Merger Agreement also contains customary covenants requiring the Board, subject to certain exceptions, to recommend that the Company’s stockholders approve the Merger.  Prior to the approval of the Merger by the Company’s stockholders, the Board may withhold, withdraw, qualify, or modify its recommendation that the Company’s stockholders approve the Merger because of a Company Intervening Event or may adopt, approve or recommend any Superior Proposal, subject to complying with notice and other specified conditions.

The Merger Agreement contains certain termination rights for both the Company and Parent, including that, subject to certain limitations, (i) the Company or Parent may terminate the Merger Agreement if the Merger is not consummated by March 7, 2022, (ii) the Company and Parent may mutually agree to terminate the Merger Agreement, (iii) the Company may terminate the Merger Agreement to accept a Superior Proposal and (iv) Parent may terminate the Merger Agreement because the Board changes its recommendation to the Company stockholders with respect to approval of the Merger.

The Company will be required to pay a termination fee of $60.125 million in the event that the Company terminates the Merger Agreement to accept a Superior Proposal or if Parent terminates the Merger Agreement because the Board changes its recommendation to the Company’s stockholders to approve the Merger.  In addition, the Company will be required to pay the termination fee under specified circumstances if, within 12 months after the termination of the Merger Agreement, the Company enters into or consummates a Competing Acquisition Transaction.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement contains representations and warranties by each of Parent, Merger Subsidiary and the Company. These representations and warranties were made solely for the benefit of the parties to the Merger Agreement and:

•	should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	may have been qualified in the Merger Agreement by disclosures that were made to the other party in connection with the negotiation of the Merger Agreement;

•	may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws; and

•	were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 7, 2021, in connection with the approval of the Merger Agreement and the transactions contemplated thereby, the Board approved certain amendments to the employment agreements between the Company and each of Harlan W. Waksal, M.D., the Company’s President and Chief Executive Officer, Steven Meehan, the Company’s Executive Vice President and Chief Financial Officer, and Gregory S. Moss, the Company’s Executive Vice President, General Counsel and Corporate Secretary, Chief Compliance Officer (the “Employment Agreement Amendments”). The Employment Agreement Amendments provide for the payment of retention bonuses in the amount of $3,500,000 to Dr. Waksal, $1,000,000 to Mr. Meehan and $1,000,000 to Mr. Moss (the “Retention Bonuses”).  The Retention Bonuses shall be paid as follows: (1) 25% of the Retention Bonus shall be paid on the date the Merger Agreement is fully executed, subject to the executive’s continuous active employment with the Company through such date (unless the executive’s employment is terminated without Cause or Employee resigns with Good Reason (as such terms are defined in his employment agreement as amended) (“Involuntary Termination”) prior to such date; and (2) the remaining 75% of the Retention Bonus will be earned on the Closing Date, subject to the executive’s continuous and active employment with the Company through such date unless he experiences an Involuntary Termination prior to such date.

The amendments also provide for increased severance payments to Dr. Waksal and Messrs. Meehan and Moss as follows: (1) in the event the executive’s employment is terminated without Cause, or he resigns with Good Reason, in either case during the three months prior to, as of, or within 12 months following the effective date of a Change in Control (as defined in the executive’s employment agreement as amended), then, the following severance payments shall be paid by the Company:  (1) Dr. Waksal will be entitled to a lump sum payment equal to 36 months’ base salary plus the target bonus amount and continued healthcare coverage for 36 months; and (2) each of Messrs. Meehan and Moss will be entitled to a lump payment equal to 24 months’ base salary plus the target bonus amount and continued healthcare coverage for 24 months.  The Company will also pay each such executive a tax gross-up payment for any Internal Revenue Code Section 280G taxes that are triggered as a result of a Change in Control.  In addition, the Employment Agreement Amendments provide that all outstanding equity grants will fully accelerate upon the Closing Date.   In connection with the Employment Agreement Amendments, each executive will also agree to be bound by certain additional restrictive covenants.

The foregoing description of the Employment Agreement Amendments does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Employment Agreement Amendments, which are attached as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.

ITEM 8.01	Other Events

Press Release Regarding Merger

On September 8, 2021, the Company and Parent issued a joint press release announcing the transaction described in Item 1.01 of this Current Report on Form 8-K.  The text of that press release is attached as Exhibit 99.1 and incorporated herein by reference.

On September 8, 2021, the Company issued a question and answer communication to its employees regarding the transaction described in Item 1.01 of this Current Report on Form 8-K.  The text of that communication is attached as Exhibit 99.2 and incorporated herein by reference.

Additional Information and Where to Find It

In connection with the Merger, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Merger. STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT FOR THE MERGER WHEN IT IS FILED WITH THE SEC, AND ANY AMENDMENT OR SUPPLEMENT THERETO THAT MAY BE FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. All such documents, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or upon request by contacting the Company, Investor Relations, by telephone at 1-833-900-5366 or via email at investors@kadmon.com.  The Company’s filings with the SEC are also available on the Company’s website at https://investors.kadmon.com/.

Forward-Looking Statements

This Form 8-K and the documents referred to herein contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts and may include projections and estimates and their underlying assumptions, statements regarding plans, objectives, intentions and expectations with respect to future financial results, events, operations, services, product development and potential, and statements regarding future performance. Forward-looking statements are generally identified by the words “expects”, “anticipates”, “believes”, “intends”, “estimates”, “plans”, “will be” and similar expressions. Although the Company’s management believes that the expectations reflected in such forward-looking statements are reasonable, investors are cautioned that forward-looking information and statements are subject to various risks and uncertainties, many of which are difficult to predict and generally beyond the Company’s control, that could cause actual results and developments to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include among other things, risks related to Parent and the Company’s ability to complete the transaction on the proposed terms or on the proposed timeline, including the receipt of required regulatory approvals, the possibility that competing offers will be made, other risks associated with executing business combination transactions, such as disruption from the proposed acquisition making it more difficult to conduct business as usual or to maintain relationships with customers, employees, manufacturers, suppliers or patient groups, as well as other risks related Parent and the Company’s respective businesses, including the uncertainties inherent in research and development, including future clinical data and analysis, compliance with regulatory obligations and oversight by regulatory authorities, risks associated with Parent and the Company’s intellectual property and any related pending or future litigation and the ultimate outcome of such litigation, trends in exchange rates and prevailing interest rates, volatile economic and market conditions, cost containment initiatives and subsequent changes thereto, and the impact that COVID-19 will have on Parent and the Company and their respective customers, suppliers, vendors, and other business partners, and the financial condition of any one of them, as well as on Parent and the Company’s employees and on the global economy as a whole. Any material effect of COVID-19 on any of the foregoing could also adversely impact Parent and the Company. This situation is changing rapidly and additional impacts may arise of which the Company are not currently aware and may exacerbate other previously identified risks. While the list of factors presented here is representative, no list should be considered a statement of all potential risks, uncertainties or assumptions that could have a material adverse effect on the companies’ consolidated financial condition or results of operations. The foregoing factors should be read in conjunction with the risks and cautionary statements discussed or identified in the public filings with the SEC made by the Company, including those listed under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in the Company’s annual report on Form 10-K for the year ended December 31, 2020, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC. The forward-looking statements speak only as of the date hereof and, other than as required by applicable law, the Company does not undertake any obligation to update or revise any forward-looking information or statements.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 1, 2021 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. To the extent that such individual’s holdings of the Company’s common stock have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the Merger.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 7, 2021, by and among Kadmon Holdings, Inc., Sanofi and Latour Merger Sub, Inc.

10.1	Second Amendment to Employment Agreement between Kadmon Corporation, LLC and Harlan W. Waksal, M.D., dated September 7, 2021

10.2	Second Amendment to Employment Agreement between Kadmon Corporation, LLC and Steven Meehan, dated September 7, 2021

10.3	Second Amendment to Employment Agreement between Kadmon Corporation, LLC and Gregory S. Moss, dated September 7, 2021

99.1	Joint Press Release issued by Kadmon Holdings, Inc. and Sanofi, dated September 8, 2021.

99.2	Employee Questions and Answers issued by Kadmon Holdings, Inc., dated September 8, 2021.

104	Cover Page Interactive Data (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kadmon Holdings, Inc.
Date: September 8, 2021	/s/ Harlan W. Waksal
Harlan W. Waksal, M.D.
President and Chief Executive Officer